INVESTOR PRESENTATION

NASDAQ: SKIS

For the period ended January 31, 2018



PEAK RESORTS

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, liquidity, cash flow and descriptions of our business plans, strategies and objectives. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "predict," "goal," "forecast," "should," "could," "would," "may," "will" and other similar expressions that convey uncertainty regarding future outcomes.

Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry; interest rates; real estate values; uncertainty in the debt financing markets or the general economy (including declines in employment, slowing population growth, volatility of interest rates and inflation); our business and investment strategy; our projected operating results; availability of resorts to acquire and our ability to acquire such resorts on favorable terms or at all; availability of suitable financing; failure to manage acquisitions and the development and construction processes; ability to make capital improvements; actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; impact of and changes in governmental regulations; tax law and rates; accounting guidance and similar matters; availability of qualified personnel; general volatility of the capital markets and the market price of our common shares; and the degree and nature of our competition.

These forward-looking statements reflect our current beliefs, assumptions and expectations of future events, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These forward-looking statements are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results, financial condition, business and liquidity to differ materially from those expressed in any forward-looking statement. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and information contained in subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PEAK RESORTS



INVESTMENT OVERVIEW

Company Overview

- Owner/operator of 14 ski resorts across six states
  - 7 Northeast resorts serve major metropolitan areas such as New York City, Philadelphia and Boston
  - 7 Midwest resorts serve major metropolitan areas such as Cleveland, St. Louis, Columbus and Kansas City
- Only public ski resort operator focused on day-drive and overnight-drive resorts
  - Majority of resorts within 100 miles of their key markets
- Experienced senior management team
  - Strong track record of M&A success
  - Dedicated to delivering a leading resort guest experience







PEAK RESORTS

Investment Highlights


Tim's Trauma




HAIRBALL

- Strong industry fundamentals, including steady consumer demand and spend
- Attractive growth roadmap
  - **Organic growth:** resort expansion through terrain addition and development of real estate and lodging
  - **M&A:** market remains highly fragmented with less than 13% of resorts owned by companies operating 4+ resorts
- Experienced acquirer and integrator
  - 11 resort acquisitions since 1997
- Strong financial position
  - TTM F3Q18 Revenue: $126.9 million
  - TTM F3Q18 Reported EBITDA: $24.7 million
  - Net debt of $144.6 million as of January 31, 2018
- Healthy revenue per skier visit
  - Approximately $80 for the year ended April 30, 2017
- Attractive annual dividend yield of ~5.7%
  - Quarterly cash dividend of $0.07 per common share

Peak Resorts

GEOGRAPHICALLY DIVERSE MOUNTAIN PORTFOLIO


boston mills brandywine (BM)
boston mills brandywine (BW)
mount snow VERMONT
WILDCAT MOUNTAIN
Hunter mountain
ATTITASH MOUNTAIN RESORT
CROTCHEDMTN NEW HAMPSHIRE
JackFrost MOUNTAIN
Big Boulder PARK
ski · ride · tube snowcreek
HIDDEN VALLEY SKI · RIDE · TUBE
PAOLI PEAKS SKI RIDE TUBE
MAD RIVER MOUNTAIN
alpine valley

PEAK RESORTS

Mountains Target Day/Overnight Drive Segment

- Mountain visitation and overall financial performance more consistent than fly-to destination resorts
  - Easier for customers to travel to resorts
  - Lower total visitation costs
  - Lower weather dependence due to expanded snowmaking capacity
- More accessible for beginner-level skiers and families
  - Beginners and families typically drive higher revenue due to equipment rentals and lessons

	Day Drive	Overnight Drive	Fly-To
Travel Mode	Car	Car	Plane
Lift Price	$30 - $50	$50 - $90	$90+
Length of Stay	Day trip	Overnight/Weekend	Week-long+
Lodging Options	None	Hotel/Ownership	Hotel/Ownership
Resort Amenities	Ski-related	Ski-related/Full-service	Full-service
Summer Activities	Moderate	Moderate	Extensive
Customer Frequency	High	High	Low
Number of Resorts	250	180	40

SOURCE: National Ski Area Association and management estimates

Peak Resorts

Acquisitions

- U.S. ski resort market is highly fragmented
  - Less than 13% of U.S. ski resorts owned by companies operating 4+ resorts[1]
  - Approximately 90% of total U.S. resorts in the day and overnight drive market
  - Few opportunities for new resort construction and limited competition for acquisitions
- Acquisition criteria
  - Under-managed and under-capitalized resorts
  - Opportunities for targeted capital projects
  - Proximity to major metropolitan areas
  - On-site water resources for snowmaking
- Post-acquisition plans
  - Enhance snowmaking
  - Expand on-mountain infrastructure (lifts, lodges, parking, F&B offerings,…)
  - Leverage corporate to drive G&A and purchasing savings
  - Streamline skier services


mount snow
sunbrook
north face
main face

PEAK RESORTS

SOURCE: (1) National Ski Area Association

Attractive Industry Fundamentals

- High barriers to entry
  - Few new resorts have been permitted or developed since the 1980s
- Steady demand and attractive demographics for skiing[1]
  - Approximately 55-60 million annual skier visits over the past 20 years
  - 57% of U.S. skiers 34 years of age or younger; 36% of U.S. skiers 24 or younger
  - 31% of U.S. snowboarders 17 years of age or younger
  - U.S. ski and snowboard retail sales of approximately $4.3 billion in 2016/17 season
- Drive-to and overnight-drive segments less weather dependent
  - Mountain conditions driven primarily by snowmaking
  - Local/Regional guests represent a consistent foundation for pass holder base
  - Markets with strong population growth as well as demographic and economic trends
- Consistent revenue per skier growth
  - Revenue per skier growth at CAGR of 4.9% from 2007/2008 ski season to 2016/2017 season
- Skiing remains a highly relevant sport / pastime
  - Minimal competition from other outdoor activities for winter leisure spending

SOURCE: (1) Snowsports Industries America

Peak Resorts

Skiing and Snowboarding a Very Stable Market

Total US Participation *(in millions)*



12.0
10.0
8.0
6.0
4.0
2.0
0.0
1996/97
1997/98
1998/99
1999/00
2000/01
2001/02
2002/03
2003/04
2004/05
2005/06
2006/07
2007/08
2008/09
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
2015/16
2016/17
US Snowboarders
US Skiers

Total US Skier Visits *(in millions)*



70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
1996/97
1997/98
1998/99
1999/00
2000/01
2001/02
2002/03
2003/04
2004/05
2005/06
2006/07
2007/08
2008/09
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
2015/16
2016/17
Northeast
Rockies
Other

Number of Operating US Ski Areas



530
520
510
500
490
480
470
460
450
440
430
1996/97
1997/98
1998/99
1999/00
2000/01
2001/02
2002/03
2003/04
2004/05
2005/06
2006/07
2007/08
2008/09
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
2015/16
2016/17



Peak Resorts

Source: National Ski Area Association

ACTIVE MARKETING EFFORTS DRIVE SKIER VISITS

- Strategic, individual resort branding
  - Widens customer appeal and allows for resorts to message locally
  - Offers differentiated/complimentary product offering for multi-mountain season pass
- Cohesive regional marketing efforts
- Balanced national and regional campaigns attract and convert new skiers and riders, retain long-time guests
- Effective use of social media creates constant “fear of missing out”
  - Resorts maintain separate social media accounts, which drive local branding
  - Resort teams interact through social media to elevate the Peak Resorts brand
- Digital advertising tied closely to revenue generation
  - Data-driven marketing focused on presenting ideal product to the right guest


GET
AT
IT
ATTITASH
ATTITASH.COM


WE


60
WILD IN NATURE
60 YEARS OF THE CAT

PEAK RESORTS

Peak Pass Sales Accelerating

- Cohesive pass offering ties individual mountain branding into a single, comprehensive program
- Season passes provide approximately 35% of all lift ticket revenue
  - Provide "off-season" cash flow
  - Improved visibility into ski season performance
- Strong sales of 2017/18 Peak Pass
  - Overall sales increased 16% Y/Y on a unit basis, including 23% Y/Y rise in unit sales of Drifter Pass targeting 18 to 29 year-old guests
  - Drifter Pass sales represented 37% of total season unit sales

EXPLORER
ADULT 30+ | YOUTH 7 - 17
Unlimited access. 7 Mountains - No blackouts. Visit any resort any day, any time lifts are spinning.

RANGER
ALL AGES
Access to 7 mountains with 11 blackout dates (12/27/17 – 1/1/18; 1/13-1/14/18; 2/17-2/19/18) No blackouts at Crotched!

DRIFTER
18 - 29 YEARS
Unlimited access. 7 Mountains - No blackouts. Longer buying window for our young adults & college students.

TRAVELER
ALL AGES
Monday - Friday access to 7 mountains. 5 Additional Blackout Days (12/27 – 12/29/17; 1/1/18; 2/19/18). No blackouts at Crotched!

SCOUT
6 YEARS & UNDER
The Scout Pass is to ensure that your kids can join you with direct to lift access. Scout has no added benefits.

ATTITASH MOUNTAIN RESORT | Big Boulder Park | CROTCHEDMTN NEW HAMPSHIRE | Hunter mountain | JackFrost MOUNTAIN | mount snow VERMONT | WILDCAT MOUNTAIN

PEAK RESORTS

Outperforming Mother Nature





- Leading snowmaking capacity
  - All but two resorts have 100% snowmaking coverage
  - Snow production of as much as 12 inches every 24 hours
- Continued investment in infrastructure
  - Completed $30 million West Lake snow making project at Mount Snow
- Transitioning snowmaking equipment to Low E
  - Reduction in power use
  - Improves water use efficiency
  - Results in more snow / higher "quality" snow
- Mount Snow opened the 2017/18 season with the most terrain in the Northeast
  - Resort saw one of its earliest openings ever
  - 180 skiable acres on Opening Day, more than 200 acres for Thanksgiving weekend and 100% open on December 26

PEAK RESORTS

West Lake Changes Game for Mount Snow

- $30 million infrastructure investment
  - 118 million gallon snowmaking reservoir
  - Nearly 20 miles of pipe, including 120 acres of frost-free
  - Pump stations capable of moving approximately 10,000 gallons of water per minute
  - Shift to 100% low energy guns
- Major change in capabilities
  - 70% reduction in air plant since 2008
  - 80% increase in water plant since 2008
  - Snow guns are all fixed in place
- Major change in results
  - Opened with 180 skiable acres on November 11 and delivered 162 day 2017/18 ski season
  - Operated the most terrain in the Northeast through Thanksgiving
  - Maintained good January conditions despite a 100 degree swing between the lowest and highest measured temperature
  - Resurfaced a large portion of the mountain for MLK holiday despite significant mid-week rain





Peak Resorts

Carinthia Lodge at Mount Snow

- New base lodge at Carinthia final part of $52 million in Phase 1 construction
  - 3 story, 42,000 square foot facility
  - Full-service restaurant, large cafeteria, retail and convenience store
  - Includes additional skier services
  - New entertainment area
  - Designed to host conferences and special events
  - Completion expected for 2018/19 ski season





Peak Resorts

Hunter Mountain Expansion Project

- Hunter North to increase skiable acreage by approximately 25%
  - Located on north-facing slope between Hunter Mountain and Hunter West
  - Includes five new, mostly intermediate, trails
  - Six passenger, high-speed detachable lift to intersection of Belt Parkway and Way Out trails
  - Parking area accessible via Route 23A
- Targeted opening for 2018/19 ski season
- Creates long-term option to increase residential and lodging offerings
- Total budgeted cost of approximately $9 million
  - Targeted annual incremental EBITDA of $1.5-$2 million
  - Projected incremental skier visits of approximately 40,000 per year


Hunter mountain
HUNTER WEST
HUNTER ONE
FUTURE TRAIL EXPANSION

PEAK RESORTS

Improving Financial Performance

- Strong Northeast presence brings stability to financial performance
  - Peak Pass sales growing as a percentage of overall lift ticket sales, leading to increased visibility into seasonal results
  - Hunter Mountain features portfolio-leading revenue per skier visit
  - Snowmaking infrastructure improvement at Mount Snow has reduced impact of weather
  - Ongoing investment in marketing and customer service initiatives
- Business remains winter-driven with significant seasonality
  - Exploring additional investment to bring off-season amenities to resorts



Total Revenues (in millions)
$140
$120
$100
$80
$60
$40
$20
$0
$82.0
$99.7
$105.2
$104.9
$95.7
$123.2
8.5% CAGR
F2012
F2013
F2014
F2015
F2016
F2017



Revenue per Skier Visit
$100
$80
$60
$40
$20
$0
$67.22
$65.53
$67.02
$67.45
$82.11
$80.14
3.6% CAGR
F2012
F2013
F2014
F2015
F2016
F2017

Peak Resorts



FINANCIALS

Income Statement Highlights

In thousands except revenue per skier visit	TTM F3Q18	F2017	F2016
Total revenue	**$126,893**	**$123,249**	**$95,729**
Lift and tubing tickets	59,028	58,100	45,541
Food and beverage	23,730	23,078	15,816
Equipment rental	9,960	8,582	7,036
Ski instruction	8,745	8,562	6,580
Hotel/lodging	9,625	9,731	7,972
Retail	6,696	6,196	4,560
Summer activities	4,459	4,748	4,302
Other	4,650	4,252	3,922
Total resort operating expenses	**$93,513**	**$87,319**	**$72,215**
Labor and labor related expenses	50,923	48,253	39,331
Retail and food and beverage cost of sales	11,412	10,820	7,735
Power and utilities	8,074	7,843	6,839
Other	23,104	20,403	18,310
Reported EBITDA	**$24,748**	**$26,782**	**$16,240**
Resort Metrics			
Skier visits	-	**1,538**	**1,166**
Revenue per skier visit	-	**$80.14**	**$82.10**

Peak Resorts

Capital Structure

$ in thousands	January 31, 2018
Attitash / Mount Snow Debt	$51,050
Credit Facility Debt	37,562
West Lake Water Project EB-5 Debt	30,000
Carinthia Ski Lodge EB-5 Debt	22,000
Hunter Mountain Debt	21,000
Sycamore Lake (Alpine Valley) Debt	4,550
Wildcat Mountain Debt	3,280
Other debt	899
Less: unamortized debt issuance costs	(4,624)
Total debt	**$165,717**
Less: current maturities	673
Total long-term debt	**$165,044**
Cash	**20,424**
Net debt	**$144,620**


APPENDIX

Portfolio Details

	State	Developed/Acquired	Vertical Drop (ft)	Snowmaking Coverage	Skiable Acres	Lifts	Tubing
Mount Snow	VT	2007	1,700	100%	490	20	Yes
Attitash Mountain Resort	NH	2007	1,750	90%	307	11	Yes
Crotched Mountain	NH	2003	1,000	100%	105	5	No
Wildcat Mountain	NH	2010	2,112	90%	225	5	No
Hunter Mountain	NY	2016	1,600	100%	220	12	Yes
Mad River Mountain	OH	2001	300	100%	60	12	Yes
Boston Mills	OH	2002	264	100%	48	10	Yes
Brandywine	OH	2002	264	100%	40	8	No
Alpine Valley	OH	2012	260	100%	54	7	Yes
Jack Frost	PA	2005	600	100%	80	12	Yes
Big Boulder	PA	2005	475	100%	65	11	Yes
Hidden Valley	MO	1982	310	100%	60	10	Yes
Snow Creek	MO	1985	300	100%	40	6	Yes
Paoli Peaks	IN	1997	300	100%	65	8	Yes

Peak Resorts

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Reported EBITDA is not a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"). The company defines reported EBITDA as net income before interest, income taxes, depreciation and amortization, gain on sale/leaseback, other income or expense and other nonrecurring items.

We have chosen to specifically include reported EBITDA as a measurement of our results of operations because we consider this measurement to be a significant indication of our financial performance and available capital resources. Because of large depreciation and other charges relating to our ski resorts, it is difficult for management to fully and accurately evaluate our financial results and available capital resources using net income. Management believes that by providing investors with reported EBITDA, investors will have a clearer understanding of our financial performance and cash flow because reported EBITDA: (i) is widely used in the ski industry to measure a company's operating performance without regard to items excluded from the calculation of such measure, which can vary by company primarily based upon the structure or existence of their financing; (ii) helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure and asset base from our operating structure; and (iii) is used by our management for various purposes, including as a measure of performance of our operating entities and as a basis for planning.

The Company has also provided an estimated range of EBITDA increases in connection with certain capital improvements on a forward-looking basis. The Company is unable to provide a full quantitative reconciliation of its forward-looking EBITDA estimation without unreasonable effort because of the uncertainty regarding, and potential variability of, the amounts of interest, income taxes, depreciation and amortization, gain on sale/leaseback, investment income, other income or expense and other nonrecurring items that may be incurred in the future.

Reported EBITDA is not a measure of performance defined by GAAP. Items excluded from reported EBITDA are significant components in understanding and assessing financial performance or liquidity. Reported EBITDA should not be considered in isolation or as alternative to, or substitute for, the GAAP related measure of net income, net change in cash and cash equivalents or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because reported EBITDA is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, reported EBITDA as presented may not be comparable to other similarly titled measures of other companies.

PEAK RESORTS

Non-GAAP Reconciliation

$ in thousands	TTM F3Q18	F2017	F2016
Net income (loss)	$634	$1,241	($3,226)
Income tax expense (benefit)	(2,430)	749	(2,078)
Interest expense, net	12,716	12,473	10,814
Depreciation and amortization	12,749	12,713	10,709
Impairment loss	1,586	-	-
Other income	(174)	(61)	(8)
Gain on sale/leaseback	(333)	(333)	(333)
Gain on involuntary conversion	-	-	(195)
Insurance loss	-	-	400
Hunter Mountain season pass liability acquisition adjustment	-	-	157
Reported EBITDA	**$24,748**	**$26,782**	**$16,240**

Peak Resorts



Contact:
Norberto Aja / Jim Leahy
JCIR
(212) 835-8500 / skis@jcir.com